Filed Pursuant to Rule 497(a)
File No. 333-227605
Rule 482AD

GREAT ELM CAPITAL CORP.

$40,000,000

6.50% Notes Due 2024

Pricing Term Sheet

June 11, 2019

The following sets forth the final terms of the 6.50% Notes due 2024 (the “Notes”) and should only be read together with the preliminary prospectus dated June 6, 2019, relating to the Notes (the “Preliminary Prospectus”), and supersedes the information in the Preliminary Prospectus to the extent inconsistent with the information in the Preliminary Prospectus. In all other respects, this pricing term sheet is qualified in its entirety by reference to the Preliminary Prospectus. All references to dollar amounts are references to U.S. Dollars.

Issuer:	Great Elm Capital Corp. (the “Company”)

Title of the Securities:	6.50% Notes due 2024

Private Rating:*	Egan-Jones Ratings Company: BBB

Initial Aggregate Principal Amount Being Offered:	$40,000,000

Over-Allotment Option:	The underwriters may also purchase up to an additional $6,000,000 aggregate principal amount of Notes on or before July 10, 2019 solely to cover over-allotments, if any.

Initial Public Offering Price:	100% of the aggregate principal amount ($25.00 per Note)

Principal Payable at Maturity:	100% of the aggregate principal amount ($25.00 per Note)

Type of Note:	Fixed-rate note

Listing:	The Company intends to list the Notes on The Nasdaq Global Market within 30 days of the original issue date under the trading symbol “GECCN.”

Underwriting Discount:	3.125% (or $1,250,000 total, assuming the over-allotment option is not exercised)

Net Proceeds to the Issuer, before Expenses:	96.875% (or $38,750,000 total, assuming the over-allotment option is not exercised)

Interest Rate:	6.50% per year

Day Count Basis:	360-day year of twelve 30-day months

Trade Date:	June 11, 2019

Settlement Date:**	June 18, 2019 (T+5)

Stated Maturity Date:	June 30, 2024

Date Interest Starts Accruing:	June 18, 2019

Interest Payment Dates:	The Notes will pay interest on March 31, June 30, September 30, and December 31 of each year. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment. Interest payments on the Notes will commence on September 30, 2019.

Interest Periods:	The initial interest period for the Notes will be the period from and including June 18, 2019, to, but excluding, the initial interest payment date, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.

Regular Record Dates for Interest:	Each March 15, June 15, September 15, and December 15, beginning September 15, 2019.

Specified Currency:	U.S. Dollars

Denominations:	The Company will issue the Notes in denominations of $25 and integral multiples of $25 in excess thereof.

Business Day:	Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in the City of New York are authorized or obligated by law or executive order to close.

Optional Redemption:	The Notes may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after June 30, 2021, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount of the Notes to be redeemed plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to, but excluding, the date fixed for redemption.

CUSIP / ISIN:	390320 505 / US3903205058

Joint Book-running Managers:	Ladenburg Thalmann & Co. Inc. and Janney Montgomery Scott LLC

Lead Manager:	Incapital LLC

Trustee, Paying Agent, and Security Registrar:	American Stock Transfer & Trust Company, LLC

*    A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

**    Under Rule 15c6-1 of the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes on the date of pricing or the next two succeeding business days will be required, by virtue of the fact that the Notes initially will settle T+5, to specify an alternate settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of the Notes who wish to trade the Notes on the date of pricing or the next two succeeding business days should consult their own advisor.

This pricing term sheet, the Preliminary Prospectus and the pricing press release are not offers to sell or the solicitation of offers to buy, nor will there be any sale of the Notes referred to in this press release, in any jurisdiction where such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdiction.

A registration statement relating to these securities is on file and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a prospectus, copies of which may be obtained from Ladenburg Thalmann & Co. Inc., 277 Park Avenue, 26th Floor, New York, New York 10172 or: 1-800-573-2541 or: prospectus@ladenburg.com.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus, dated June 6, 2019, which has been filed with the Securities and Exchange Commission, contains a description of these matters and other important information about the Company and should be read carefully before investing.